                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar1                                 WEIGHTED AVERAGE PC RATE:    6.12720%
POOL NUMBER:  Group 1 = 1762, 1763
____________________________________________________________________________________________

ISSUE DATE:  08/24/2001
CERTIFICATE BALANCE AT ISSUE:    $741,185,905.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     169                          $70,886,409.50
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $67,757.34
Unscheduled Principal Collection/Reversals                             $8,488.70
Liquidations-in-full                                      21      $10,244,473.98
Net principal Distributed                                         $10,320,720.02    ($10,320,720.02)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        148                          $60,565,689.48

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $409,046.64

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $47,257.65

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $10,682,509.01

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar1                                 WEIGHTED AVERAGE PC RATE:    6.12720%
POOL NUMBER:  Group 1 = 1762, 1763
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $10,320,720.02       $361,788.99             $0.00       $361,788.99             $0.00    $10,682,509.01

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,382,764.00             $0.00             $0.00             $0.00     $8,382,764.00
Bankruptcy Bond
   Single-Units           $152,088.00             $0.00             $0.00             $0.00       $152,088.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $14,823,718.00             $0.00             $0.00             $0.00    $14,823,718.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    2        $767,126.40         1        $322,652.08         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         1        $273,568.46

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
07/25/2003 are as follows:

                Class       Class Principal Balance
                B1                 $4,197,483.80
                B2                 $2,798,322.53
                B3                 $1,709,619.85
                B4                   $776,985.50
                B5                   $466,107.39
                B6                   $935,069.07
                              __________________
                Total             $10,883,588.13
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2001-ar1               POOL NUMBER:  Group 1 = 1762, 1763

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $60,565,689.48**        $1,363,346.94***          $767,126.40***
Number:                         1542                      4                       2
% of Pool:                    100.00%                  2.25%                   1.27%
(Dollars)
% of Pool:                    100.00%                  0.26%                   0.13%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $322,652.08***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.53%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.06%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $273,568.46***
Number:                           1
% of Pool:                     0.45%
(Dollars)
% of Pool:                     0.06%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.08171457.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.